FOR IMMEDIATE RELEASE                                               Exhibit 99.1
----------------------
20 July 2000




            PERKINELMER SECOND QUARTER EARNINGS PER SHARE UP 42%


            [X]      SALES GREW 31%, ORGANIC SALES UP 12%
            [X]      OPERATING MARGIN EXPANDS 420 BASIS POINTS
            [X]      EARNINGS PER SHARE FROM CONTINUING OPERATIONS UP 132%


BOSTON, MASSACHUSETTS.... PerkinElmer, Inc. (NYSE: PKI) announced a 42% increase in earnings per share to $.51 in the second quarter based on a strong increase in revenue and operating margin improvement. Gregory L. Summe, Chairman and Chief Executive Officer said, "This was another excellent quarter for PerkinElmer as each of our businesses delivered on their commitments by expanding margins, increasing sales growth, and strengthening their processes and organizations."

Highlights for the quarter include:

- Revenue expanded 31% to $399 million. Organic revenue growth, which is adjusted for acquisitions, divestitures and foreign exchange, was 12%. This marked the Company's fourth consecutive quarter of double-digit organic revenue growth.

- Operating margins expanded by 420 basis points to 11.5%, reflecting a stronger portfolio of businesses and company-wide productivity and quality initiatives.

- Earnings per share increased 42% to $.51 from $.36 in the same quarter last year. Earnings per share from continuing operations grew 132% as last year included $.14 from operations subsequently discontinued.

- During the quarter, the Company announced its agreement to acquire NEN Life Sciences, a leading supplier of drug discovery technologies and reagents. "The addition of NEN positions us as the third largest drug discovery tool provider in the world," noted Mr. Summe. The deal is expected to close July 31.

PerkinElmer 2Q 2000 Earnings Results
Page 2 of 6


Second-quarter financial overview by segment:

- LIFE SCIENCES sales grew to $42 million, a 15% organic increase compared to the prior year. Operating margin expanded 190 basis points to 13.7% as a result of higher sales volume and production efficiencies. The Drug Discovery business expanded 21% over last year on strong demand for new products, including the Victor2 V, a benchtop system that integrates multiple detection technologies used in drug target identification and lead validation. Genetic Disease Screening grew 19% reflecting an increased demand for prenatal and neonatal testing as an early intervention practice.

- OPTOELECTRONICS sales expanded to $121 million on 20% organic growth. Operating income increased 45% to $17.5 million. Operating margin grew to 14.5%, in part reflecting the benefits of shifting selected production to high-quality, Asian manufacturing facilities. Results were strong across all three businesses. Telecom revenue expanded 50% on the strength of optical fiber networking component sales, which more than tripled. Industry demand and the strength of new product introductions in areas such as fiber optic testing also continued to drive growth.

- INSTRUMENTS sales of $176 million were up 79% over last year largely reflecting two acquisitions, and organic growth was 5%. Sales were strong in Asia Pacific and new products such as the ICP Optima 4000 DV system met with strong customer acceptance. Operating income expanded 560 basis points to 9.0%, on the strength of integration synergies.

- FLUID SCIENCES sales increased to $60 million. Organic revenue growth was 19% on the strength of semiconductor and power generation business performance. Operating margins expanded 730 basis points to a record 16.9% attributable to higher volume, sale of unprofitable businesses and operational efficiencies.

Summarizing the Company's second quarter performance, Mr. Summe said "Our aggressive portfolio upgrade to higher-growth technology markets has positioned us well to continue to deliver double-digit organic growth, excellent operating margin expansion, and solid cash flow performance."

Unless otherwise stated, references throughout this release to operating income, operating margin, net income and diluted earnings per share exclude nonrecurring items.



                                       ###

PerkinElmer 2Q 2000 Earnings Results
Page 3 of 6


FACTORS AFFECTING FUTURE PERFORMANCE

This press release contains "forward-looking" statements as defined in Section 21E of the Securities Exchange Act of 1934. For this purpose, any statements contained in this press release that are not statements of historical fact may be deemed to be forward-looking statements. Words such as "believes," "anticipates," "plans," "expects," "will" and similar expressions are intended to identify forward-looking statements. There are a number of important factors that could cause the results of PerkinElmer to differ materially from those indicated by these forward-looking statements, including among others, factors set forth in the Company's filings with the Securities and Exchange Commission, including, without limitation, factors under "Forward-looking Information and Factors Affecting Future Performance" in the Company's Annual Report on Form 10-K for the year ended January 2, 2000 filed with the Securities and Exchange Commission, which factors are expressly incorporated by reference in this press release.

PerkinElmer, Inc. is a $1.8 billion high technology company based in Boston, Massachusetts, operating in four businesses - Life Sciences, Fluid Sciences, Optoelectronics, and Instruments. The Company has operations in over 100 countries, and is a component of the S&P 500 Index. Additional information is available at www.perkinelmer.com or at 1-877-PKI-NYSE.


For further information contact:

Investor Contact: Diane J. Basile, PerkinElmer, Inc.
                  Tel. (781) 431-4306

Media Contact:    Christopher Keenan, PerkinElmer, Inc.
                  Tel. (781) 431-4111

PerkinElmer 2Q 2000 Earnings Results
Page 4 of 6

                        PERKINELMER, INC. AND SUBSIDIARIES
                          CONSOLIDATED INCOME STATEMENTS
                                    2ND QUARTER


                                                                               2000                    1999
                                                                               ----                    ----
(In thousands, except per share data)                                  Reported    Adjusted*   Reported    Adjusted*
-------------------------------------                                  --------    ---------   --------    ---------
SALES                                                                  $398,705    $398,705    $304,258    $304,258

Cost of Sales                                                           236,500     236,500     195,301     195,301
Revaluation of Acquired Inventory                                           564        --         2,464        --
In-Process Research and Development Charge                                 --          --        23,000        --
Research and Development Expenses                                        20,965      20,965      16,264      16,264
Selling, General and Administrative Expenses                             95,398      95,398      70,367      70,367
Gains on Dispositions, Restructuring and Other Charges                   (6,187)       --        (5,078)       --
                                                                       --------    --------    --------    --------

OPERATING INCOME FROM CONTINUING OPERATIONS                              51,465      45,842       1,940      22,326

Other Expense, Net                                                       (7,935)     (8,835)     (6,197)     (6,197)
                                                                       --------    --------    --------    --------

Income From Continuing Operations Before Income Taxes                    43,530      37,007      (4,257)     16,129

Provision for Income Taxes                                               12,410      11,102      (1,532)      5,807
                                                                       --------    --------    --------    --------

INCOME FROM CONTINUING OPERATIONS                                        31,120      25,905      (2,725)     10,322
Income From Discontinued Operations, Net of Income Taxes                   --          --         6,342       6,342
Gain on Disposition of Discontinued Operations, Net of Income Taxes       4,453        --          --          --
                                                                       --------    --------    --------    --------

NET INCOME                                                             $ 35,573    $ 25,905    $  3,617    $ 16,664
                                                                       ========    ========    ========    ========

Basic Earnings Per Share:
CONTINUING OPERATIONS                                                  $   0.63    $   0.53    $  (0.06)   $   0.23
Discontinued Operations                                                    0.09        --          0.14        0.14
                                                                       --------    --------    --------    --------
NET INCOME                                                             $   0.72    $   0.53    $   0.08    $   0.37
                                                                       ========    ========    ========    ========

Diluted Earnings Per Share:
CONTINUING OPERATIONS                                                  $   0.61    $   0.51    $  (0.06)   $   0.22
Discontinued Operations                                                    0.09        --          0.14        0.14
                                                                       --------    --------    --------    --------
NET INCOME                                                             $   0.70    $   0.51    $   0.08    $   0.36
                                                                       ========    ========    ========    ========

Diluted Earnings Per Share Before Goodwill/Intangibles Amortization:
CONTINUING OPERATIONS                                                  $   0.73    $   0.63    $   0.04    $   0.32
Discontinued Operations                                                    0.09        --          0.14        0.14
                                                                       --------    --------    --------    --------
NET INCOME                                                             $   0.82    $   0.63    $   0.18    $   0.46
                                                                       ========    ========    ========    ========

Weighted Average Shares of Common Stock Outstanding:
Basic                                                                    49,035      49,035      45,275      45,275
Diluted                                                                  50,796      50,796      46,298      46,298


* Excludes the following nonrecurring items: in-process research & development charge, revaluation of acquired inventory, restructuring and other charges, and gains.

PerkinElmer 2Q 2000 Earnings Results
Page 5 of 6


                       PERKINELMER, INC. AND SUBSIDIARIES
                         Consolidated Income Statements
                                   Six Months

                                                                                2000                      1999
                                                                                ----                      ----
(In thousands, except per share data)                                  Reported     Adjusted*    Reported     Adjusted*
-------------------------------------                                  --------     ---------    --------     ---------
SALES                                                                  $800,991     $800,991     $547,475     $547,475

Cost of Sales                                                           482,651      482,651      356,002      356,002
Revaluation of Acquired Inventory                                         1,128         --          2,464         --
In-Process Research and Development Charges                               8,100         --         23,000         --
Research and Development Expenses                                        42,265       42,265       29,661       29,661
Selling, General and Administrative Expenses                            191,077      191,077      122,458      122,458
Gains on Dispositions, Restructuring and Other Charges                  (11,583)        --         (5,078)        --
                                                                       --------     --------     --------     --------

OPERATING INCOME FROM CONTINUING OPERATIONS                              87,353       84,998       18,968       39,354

Other Expense, Net                                                      (16,510)     (17,410)     (10,829)     (10,829)
                                                                       --------     --------     --------     --------

Income From Continuing Operations Before Income Taxes                    70,843       67,588        8,139       28,525

Provision for Income Taxes                                               23,480       20,276        2,822       10,161
                                                                       --------     --------     --------     --------

INCOME FROM CONTINUING OPERATIONS                                        47,363       47,312        5,317       18,364
Income From Discontinued Operations, Net of Income Taxes                   --           --         12,387       12,387
Gain on Disposition of Discontinued Operations, Net of Income Taxes       4,453         --           --           --
                                                                       --------     --------     --------     --------

NET INCOME                                                             $ 51,816     $ 47,312     $ 17,704     $ 30,751
                                                                       ========     ========     ========     ========

Basic Earnings Per Share:
CONTINUING OPERATIONS                                                  $   0.97     $   0.97     $   0.12     $   0.41
Discontinued Operations                                                    0.09         --           0.27         0.27
                                                                       --------     --------     --------     --------
NET INCOME                                                             $   1.06     $   0.97     $   0.39     $   0.68
                                                                       ========     ========     ========     ========

Diluted Earnings Per Share:
CONTINUING OPERATIONS                                                  $   0.93     $   0.93     $   0.12     $   0.40
Discontinued Operations                                                    0.09         --           0.27         0.27
                                                                       --------     --------     --------     --------
NET INCOME                                                             $   1.02     $   0.93     $   0.39     $   0.67
                                                                       ========     ========     ========     ========

Diluted Earnings Per Share Before Goodwill/Intangibles Amortization:
CONTINUING OPERATIONS                                                  $   1.16     $   1.16     $   0.29     $   0.57
Discontinued Operations                                                    0.09         --           0.27         0.27
                                                                       --------     --------     --------     --------
NET INCOME                                                             $   1.25     $   1.16     $   0.56     $   0.84
                                                                       ========     ========     ========     ========

Weighted Average Shares of Common Stock Outstanding:
Basic                                                                    48,749       48,749       45,092       45,092
Diluted                                                                  50,604       50,604       45,958       45,958



* Excludes the following nonrecurring items: in-process research & development charges, revaluation of acquired inventory, restructuring and other charges, and gains.

PerkinElmer 2Q 2000 Earnings Results
Page 6 of 6
                       PERKINELMER, INC. AND SUBSIDIARIES
                 SALES AND OPERATING PROFIT BY OPERATING SEGMENT


                                                            2ND QUARTER               SIX MONTHS
                                                       ---------------------      ----------------------
(In thousands)                                           2000         1999          2000          1999
--------------                                         --------     --------      --------      --------
LIFE SCIENCES           Sales                          $ 41,933     $ 38,555      $ 81,559      $ 73,612
                        OP$                               6,141        4,556        10,416         8,183
                        OP%                                14.6%        11.8%         12.8%         11.1%
                        ---------------------------------------------------------------------------------
                        OP$ before nonrecurring items     5,741        4,556        10,016         8,183
                        OP% before nonrecurring items      13.7%        11.8%         12.3%         11.1%
                        ---------------------------------------------------------------------------------

OPTOELECTRONICS         Sales                           120,915      108,641       235,380       219,239
                        OP$                              22,484       12,039        42,641        20,693
                        OP%                                18.6%        11.1%         18.1%          9.4%
                        ---------------------------------------------------------------------------------
                        OP$ before nonrecurring items    17,484       12,039        30,901        20,693
                        OP% before nonrecurring items      14.5%        11.1%         13.1%          9.4%
                        ---------------------------------------------------------------------------------

INSTRUMENTS             Sales                           175,526       98,240       362,071       141,797
                        OP$                              12,747      (25,515)       18,574       (20,992)
                        OP%                                 7.3%       -26.0%          5.1%        -14.8%
                        ---------------------------------------------------------------------------------
                        OP$ before nonrecurring items    15,840        3,349        30,331         7,872
                        OP% before nonrecurring items       9.0%         3.4%          8.4%          5.6%
                        ---------------------------------------------------------------------------------

FLUID SCIENCES          Sales                            60,331       58,822       121,981       112,827
                        OP$                              10,184        9,940        18,671        13,952
                        OP%                                16.9%        16.9%         15.3%         12.4%
                        ---------------------------------------------------------------------------------
                        OP$ before nonrecurring items    10,184        5,640        20,242         9,652
                        OP% before nonrecurring items      16.9%         9.6%         16.6%          8.6%
                        ---------------------------------------------------------------------------------

OTHER                   Sales                               -            -             -             -
                        OP$                                 (91)         920        (2,949)       (2,868)
                        OP%                                 -            -             -             -
                        ---------------------------------------------------------------------------------
                        OP$ before nonrecurring items    (3,407)      (3,258)       (6,492)       (7,046)
                        OP% before nonrecurring items       -            -             -             -
                        ---------------------------------------------------------------------------------

CONTINUING OPERATIONS   Sales                          $398,705      $304,258      $800,991     $547,475
                                                       ========      ========      ========     ========
                        OP$                              51,465        1,940        87,353        18,968
                                                       ========     ========      ========      ========
                        OP%                                12.9%         0.6%         10.9%          3.5%
                        ---------------------------------------------------------------------------------
                        OP$ before nonrecurring items    45,842       22,326        84,998        39,354
                        OP% before nonrecurring items      11.5%         7.3%         10.6%          7.2%
                        ---------------------------------------------------------------------------------


Note: Nonrecurring items include in-process research & development charges, revaluation of acquired inventory, restructuring and other charges, and gains.